SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                November 28, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               Parke Bancorp, Inc.
                ------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


      New Jersey                     333-122406                 65-1241959
----------------------------     ---------------------        -------------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
 of incorporation)                                        Identification Number)


601 Delsea Drive, Washington Township, New Jersey                08080
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (856) 256-2500
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          | |  Written communications  pursuant to Rule 425 under the Securities
               Act
          | |  Soliciting  material  pursuant to Rule 14a-12  under the Exchange
               Act
          | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
          | | Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

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                               PARKE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT


                             Section 8--Other Events

Item 8.01.        Other Events.

         On November 29, 2006, the Registrant announced that its Board of Directors had declared a special cash dividend of $.20 per share payable on December 22, 2006, to shareholders of record as of December 12, 2006.

         For further details, reference is made to the Press Release dated November 29, 2006, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits:

                  Exhibit 99 - Press Release, dated November 29, 2006
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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      PARKE BANCORP, INC.



Date: November 29, 2006               By:  /s/ Vito S. Pantilione
                                           -------------------------------------
                                           Vito S. Pantilione
                                           President and Chief Executive Officer


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